Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

First Quarter 2019

Reference is made to Prudential Financial, Inc.’s (PFI) filings with the Securities and Exchange Commission for general information, and consolidated financial information. All financial information in this document is unaudited.

May 1, 2019

i

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

ii

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

FINANCIAL METRICS SUMMARY

(in millions, except per share data)

	2018				2019	Year-to-date		%
	1Q	2Q	3Q	4Q	1Q	2018	2019	Change

Earnings
Adjusted operating income (loss) (pre-tax):
PGIM Division	232	254	230	243	214	232	214	-8%
U.S. Workplace Solutions Division	372	359	298	249	304	372	304	-18%
U.S. Individual Solutions Division	555	550	624	419	577	555	577	4%
International Insurance Division	856	784	890	736	922	856	922	8%
Corporate and Other Operations	(294)	(286)	(374)	(329)	(412)	(294)	(412)	-40%

Total Adjusted Operating Income (pre-tax)	1,721	1,661	1,668	1,318	1,605	1,721	1,605	-7%
Income taxes, applicable to adjusted operating income	381	363	322	283	346	381	346	-9%

After-tax adjusted operating income	1,340	1,298	1,346	1,035	1,259	1,340	1,259	-6%

Income attributable to Prudential Financial, Inc.	1,363	197	1,672	842	932	1,363	932	-32%

Return on Equity
Operating Return on Average Equity (based on adjusted operating income) (1)	13.7%	13.1%	13.6%	10.3%	12.6%	13.7%	12.6%
Return on Average Equity (based on net income)	10.3%	1.6%	14.1%	7.1%	7.2%	10.3%	7.2%

Distributions to Shareholders
Dividends Paid	387	382	380	377	415	387	415	7%
Share Repurchases	375	375	375	375	500	375	500	33%

Total Capital Returned	762	757	755	752	915	762	915	20%

Per Share Data
Net Income (diluted)	3.14	0.46	3.90	1.99	2.22	3.14	2.22	-29%
Adjusted Operating Income (diluted)	3.08	3.01	3.15	2.44	3.00	3.08	3.00	-3%
Shareholder Dividends	0.90	0.90	0.90	0.90	1.00	0.90	1.00	11%
Book Value	120.99	113.59	110.78	116.34	132.83
Book Value excluding AOCI and FX (2)	93.55	92.60	95.20	96.06	96.76

Shares Outstanding
Weighted average number of Common shares (basic)	422.0	419.5	416.2	412.7	409.2	422.0	409.2	-3%
Weighted average number of Common shares (diluted)	430.9	428.0	424.7	421.2	417.6	430.9	417.6	-3%
End of period Common shares (basic)	421.0	417.7	414.4	410.7	407.3
End of period Common shares (diluted)	432.5	429.0	426.3	422.2	417.9

(1)

Operating Return on Average Equity (based on adjusted operating income) is a non-GAAP measure and represents adjusted operating income after-tax, annualized for interim periods, divided by average Prudential Financial, Inc. equity excluding accumulated other comprehensive income and adjusted to remove amounts included for foreign currency exchange rate remeasurement as described on page 4.

(2)	AOCI represents accumulated other comprehensive income and FX represents the remeasurement of foreign currency. See Page 4 for further details.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

	2018				2019	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2018	2019

Earnings per share of Common Stock (diluted):
After-tax adjusted operating income	3.08	3.01	3.15	2.44	3.00	3.08	3.00
Reconciling items:
Realized investment gains (losses), net, and related charges and adjustments	0.15	0.65	0.42	(0.51)	(1.53)	0.15	(1.53)
Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	(0.94)	(0.45)	0.02	(0.66)	1.09	(0.94)	1.09
Change in experience-rated contractholder liabilities due to asset value changes	0.97	0.20	(0.05)	0.54	(0.97)	0.97	(0.97)
Divested and Run-off Businesses:
Closed Block Division	(0.02)	(0.07)	0.04	(0.09)	(0.05)	(0.02)	(0.05)
Other Divested and Run-off Businesses	(0.17)	(3.57)	0.03	0.12	0.42	(0.17)	0.42
Difference in earnings allocated to participating unvested share-based payment awards	—	0.02	(0.01)	0.01	0.01	—	0.01

Total reconciling items, before income taxes	(0.01)	(3.22)	0.45	(0.59)	(1.03)	(0.01)	(1.03)
Income taxes, not applicable to adjusted operating income	(0.07)	(0.67)	(0.30)	(0.14)	(0.25)	(0.07)	(0.25)

Total reconciling items, after income taxes	0.06	(2.55)	0.75	(0.45)	(0.78)	0.06	(0.78)

Net income attributable to Prudential Financial, Inc.	3.14	0.46	3.90	1.99	2.22	3.14	2.22

Weighted average number of outstanding Common shares (basic)	422.0	419.5	416.2	412.7	409.2	422.0	409.2
Weighted average number of outstanding Common shares (diluted)	430.9	428.0	424.7	421.2	417.6	430.9	417.6

Earnings calculation, per share of Common Stock:

Net income attributable to Prudential Financial, Inc.	1,363	197	1,672	842	932	1,363	932
Earnings related to interest, net of tax, on exchangeable surplus notes	5	6	5	5	5	5	5
Less: Earnings allocated to participating unvested share-based payment awards	16	4	19	10	10	16	10

Net income attributable to Prudential Financial, Inc. for earnings per share of Common Stock calculation	1,352	199	1,658	837	927	1,352	927

After-tax adjusted operating income	1,340	1,298	1,346	1,035	1,259	1,340	1,259
Earnings related to interest, net of tax, on exchangeable surplus notes	5	6	5	5	5	5	5
Less: Earnings allocated to participating unvested share-based payment awards	16	14	15	13	13	16	13

After-tax adjusted operating income for earnings per share of Common Stock calculation	1,329	1,290	1,336	1,027	1,251	1,329	1,251

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

ADJUSTED OPERATING INCOME NOTABLE ITEMS

(in millions)

	2018				2019	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2018	2019

Notable items by type (1):
Annual review and update of actuarial assumptions and other refinements	—	(160)	—	—	—	—	—
Updated estimates of profitability driven by market performance versus assumptions	16	(2)	(36)	(109)	70	16	70
Variable investment income above / (below) long-term expectations	(50)	(10)	(35)	(140)	(100)	(50)	(100)
Underwriting experience above / (below) average expected gains	(25)	85	65	(10)	20	(25)	20
(Higher) / lower than typical expenses	—	(15)	—	(30)	—	—	—

Total notable items included in pre-tax adjusted operating income	(59)	(102)	(6)	(289)	(10)	(59)	(10)

Notable items by segment (1):
PGIM	—	—	—	—	—	—	—
Retirement	35	(13)	(30)	(60)	—	35	—
Group Insurance	—	26	5	(5)	(5)	—	(5)
Individual Annuities	11	3	(36)	(32)	9	11	9
Individual Life Insurance	(75)	(70)	60	(127)	(1)	(75)	(1)
International Insurance - Life Planner Operations	(20)	(44)	5	(50)	7	(20)	7
International Insurance - Gibraltar Life & Other Operations	(10)	(7)	(10)	(15)	(20)	(10)	(20)
Corporate and Other Operations	—	3	—	—	—	—	—

Total notable items included in pre-tax adjusted operating income	(59)	(102)	(6)	(289)	(10)	(59)	(10)

(1)

The Company chooses to highlight the impact of these notable items because it believes their contribution to results in a given period may not be indicative of future performance. These notable items do not include seasonality impacts on quarterly revenue or expense patterns and may not encompass all items that could affect earnings trends. Average expectations used for comparison herein are those in effect for the respective periods shown at the time of original reporting and are not adjusted for subsequent changes in the Company’s expectations. These items, where significant, individually identified for the respective periods in the Company’s earnings releases, available at www.investor.prudential.com and in the appendix.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

OTHER FINANCIAL HIGHLIGHTS

(in millions, except per share data)

	2018				2019	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2018	2019

Capitalization Data (1):
Senior Debt:
Short-term debt	1,383	2,056	2,393	2,451	2,549
Long-term debt	11,516	10,706	9,857	9,810	10,741
Junior Subordinated Long-Term Debt	6,627	6,026	7,564	7,568	7,568

Prudential Financial Inc. Equity:
Including accumulated other comprehensive income	51,830	48,232	46,725	48,617	55,010
Excluding accumulated other comprehensive income (2)	37,069	36,577	37,575	37,711	37,792
Amount included above for remeasurement of foreign currency (3)	(2,892)	(2,650)	(2,509)	(2,344)	(2,142)

Excluding accumulated other comprehensive income and adjusted to remove amount included for remeasurement of foreign currency (3)	39,961	39,227	40,084	40,055	39,934

Book value per share of Common Stock:
Including accumulated other comprehensive income (4)	120.99	113.59	110.78	116.34	132.83
Excluding accumulated other comprehensive income (2)(4)	86.86	86.43	89.32	90.50	91.63
Amount included above for remeasurement of foreign currency (3)	(6.69)	(6.17)	(5.88)	(5.56)	(5.13)

Excluding accumulated other comprehensive income and adjusted to remove amount included for remeasurement of foreign currency (3)(4)	93.55	92.60	95.20	96.06	96.76

End of period diluted common shares (5)	432.5	429.0	426.3	422.2	417.9

Common Stock Price Range (based on closing price):
High	126.02	107.62	104.68	105.99	97.25	126.02	97.25
Low	100.64	93.22	93.99	76.83	81.27	100.64	81.27
Close	103.55	93.51	101.32	81.55	91.88	103.55	91.88

Common Stock market capitalization (1)	43,595	39,059	41,987	33,493	37,423

(1)	As of end of period.
(2)

Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.

(3)

Includes the cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.

(4)

Book value per share of Common Stock (including AOCI, excluding AOCI, and excluding AOCI and remeasurement of foreign currency) as of the first quarter of 2019 and the fourth quarter of 2018 includes a $500 million increase in equity and a 6.09 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes when book value per share of Common Stock is greater than $82.16. As of the third, second and first quarter of 2018, book value per share of Common Stock includes a $500 million increase in equity and a 5.88 million increase in diluted shares, reflecting the dilutive impact of exchangeable surplus notes when book value per share is greater than $85.00.

(5)	The number of diluted shares at end of period includes the impact of exchangeable surplus notes due to the dilutive impact of conversion.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

OPERATIONS HIGHLIGHTS

	2018				2019	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2018	2019

Assets Under Management and Administration ($ billions) (1)(2):
Assets Under Management:
PGIM Division:
Institutional customers	489.6	490.8	505.7	493.5	524.0
Retail customers	246.2	252.0	258.3	240.1	256.4
General account	420.0	413.3	410.6	427.8	441.0

Total PGIM Division	1,155.8	1,156.1	1,174.6	1,161.4	1,221.4
U.S. Workplace Solutions Division	86.2	87.6	88.7	86.1	89.4
U.S. Individual Solutions Division	115.7	115.7	117.4	100.4	113.3
International Insurance Division	30.8	28.8	29.3	29.4	31.4

Total assets under management	1,388.5	1,388.2	1,410.0	1,377.3	1,455.5
Client assets under administration	218.4	228.7	238.2	233.3	250.8

Total assets under management and administration	1,606.9	1,616.9	1,648.2	1,610.6	1,706.3

Assets managed or administered for customers outside of the United States at end of period	373.3	365.7	370.6	373.8	389.4

Distribution Representatives (1):
Prudential Advisors	2,958	3,052	3,071	3,005	3,075
International Life Planners	7,771	7,638	7,798	7,969	8,094
Gibraltar Life Consultants	8,137	7,938	8,030	7,964	7,997

Prudential Advisor productivity ($ thousands)	52	60	63	78	53	52	53

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

COMBINED STATEMENTS OF OPERATIONS

(in millions)

	2018				2019	Year-to-date		%
	1Q	2Q	3Q	4Q	1Q	2018	2019	Change

Revenues (1):
Premiums	6,638	6,710	8,143	11,487	7,256	6,638	7,256	9%
Policy charges and fee income	1,575	1,570	1,557	1,570	1,542	1,575	1,542	-2%
Net investment income	3,337	3,404	3,367	3,382	3,546	3,337	3,546	6%
Asset management fees, commissions and other income	1,325	1,359	1,365	1,341	1,304	1,325	1,304	-2%

Total revenues	12,875	13,043	14,432	17,780	13,648	12,875	13,648	6%

Benefits and Expenses (1):
Insurance and annuity benefits	6,853	7,160	8,464	11,934	7,520	6,853	7,520	10%
Interest credited to policyholders’ account balances	911	932	940	937	948	911	948	4%
Interest expense	340	347	355	372	386	340	386	14%
Deferral of acquisition costs	(718)	(684)	(708)	(754)	(759)	(718)	(759)	-6%
Amortization of acquisition costs	530	555	496	533	540	530	540	2%
General and administrative expenses	3,238	3,072	3,217	3,440	3,408	3,238	3,408	5%

Total benefits and expenses	11,154	11,382	12,764	16,462	12,043	11,154	12,043	8%

Adjusted operating income before income taxes	1,721	1,661	1,668	1,318	1,605	1,721	1,605	-7%

Income taxes, applicable to adjusted operating income	381	363	322	283	346	381	346	-9%
After-tax adjusted operating income	1,340	1,298	1,346	1,035	1,259	1,340	1,259	-6%
Reconciling items:
Realized investment gains (losses), net, and related adjustments	87	393	271	(132)	(663)	87	(663)	-862%
Related charges	(23)	(116)	(94)	(83)	25	(23)	25	209%

Total realized investment gains (losses), net, and related charges and adjustments	64	277	177	(215)	(638)	64	(638)	-1097%

Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	(403)	(193)	10	(277)	454	(403)	454	213%
Change in experience-rated contractholder liabilities due to asset value changes	418	85	(21)	228	(403)	418	(403)	-196%
Divested and Run-off Businesses:
Closed Block Division	(9)	(31)	18	(40)	(19)	(9)	(19)	-111%
Other Divested and Run-off Businesses	(72)	(1,526)	12	51	174	(72)	174	342%
Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(26)	(23)	(26)	(12)	(33)	(26)	(33)	-27%

Total reconciling items, before income taxes	(28)	(1,411)	170	(265)	(465)	(28)	(465)	-1561%

Income taxes, not applicable to adjusted operating income	(29)	(295)	(138)	(65)	(114)	(29)	(114)	-293%

Total reconciling items, after income taxes	1	(1,116)	308	(200)	(351)	1	(351)	-35200%
Income before income taxes and equity in earnings of operating joint ventures	1,693	250	1,838	1,053	1,140	1,693	1,140	-33%
Income tax expense	352	68	184	218	232	352	232	-34%

Income before equity in earnings of operating joint ventures	1,341	182	1,654	835	908	1,341	908	-32%
Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	22	15	18	7	24	22	24	9%

Income attributable to Prudential Financial, Inc.	1,363	197	1,672	842	932	1,363	932	-32%
Earnings attributable to noncontrolling interests	1	3	3	7	5	1	5	400%

Net income	1,364	200	1,675	849	937	1,364	937	-31%
Less: Income attributable to noncontrolling interests	1	3	3	7	5	1	5	400%

Net income attributable to Prudential Financial, Inc.	1,363	197	1,672	842	932	1,363	932	-32%

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on assets supporting experience-rated contractholder liabilities; and revenues of Divested and Run-off Businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as Divested and Run-off Businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of Divested and Run-off Businesses and include charges for income attributable to noncontrolling interests. See pages 38 and 39 for reconciliation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

CONSOLIDATED BALANCE SHEETS

(in millions)

	03/31/2018	06/30/2018	09/30/2018	12/31/2018	03/31/2019

Assets:
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost $319,180; $317,548; $321,168; $331,745; $333,648)	347,630	341,151	340,970	353,656	365,928
Fixed maturities, held-to-maturity, at amortized cost (fair value $2,511; $2,388; $2,287; $2,372; $2,365)	2,120	2,020	1,957	2,013	1,982
Fixed maturities, trading, at fair value (amortized cost $2,852; $2,980; $3,162; $3,392; $3,512)	2,885	2,916	3,083	3,243	3,435
Assets supporting experience-rated contractholder liabilities, at fair value	21,637	21,497	21,083	21,254	21,668
Equity securities, at fair value (cost $5,382; $5,374; $5,149; $5,219; $5,230)	7,289	7,191	7,058	6,238	6,778
Commercial mortgage and other loans	58,098	58,622	59,336	59,830	60,875
Policy loans	12,036	11,935	11,928	12,016	11,986
Other invested assets	14,044	13,459	13,790	14,526	14,840
Short-term investments	5,752	5,728	5,767	6,469	6,911

Total investments	471,491	464,519	464,972	479,245	494,403
Cash and cash equivalents	15,676	14,918	12,466	15,353	14,699
Accrued investment income	3,169	3,235	3,180	3,318	3,233
Deferred policy acquisition costs	19,649	19,643	19,789	20,058	19,978
Value of business acquired	1,995	2,027	1,962	1,850	1,575
Other assets	17,112	16,860	16,938	16,118	18,192
Separate account assets	300,585	298,658	303,441	279,136	297,244

Total assets	829,677	819,860	822,748	815,078	849,324

Liabilities:
Future policy benefits	261,144	260,435	260,797	273,846	277,085
Policyholders’ account balances	149,917	149,359	149,130	150,338	151,224
Securities sold under agreements to repurchase	8,633	9,540	9,176	9,950	9,873
Cash collateral for loaned securities	4,312	4,307	4,656	3,929	4,093
Income taxes	9,296	7,888	7,014	7,936	10,031
Senior short-term debt	1,383	2,056	2,393	2,451	2,549
Senior long-term debt	11,516	10,706	9,857	9,810	10,741
Junior subordinated long-term debt	6,627	6,026	7,564	7,568	7,568
Notes issued by consolidated variable interest entities	954	937	930	955	1,225
Other liabilities	23,135	21,356	20,708	20,128	22,241
Separate account liabilities	300,585	298,658	303,441	279,136	297,244

Total liabilities	777,502	771,268	775,666	766,047	793,874

Equity:
Accumulated other comprehensive income	14,761	11,655	9,150	10,906	17,218
Other equity	37,069	36,577	37,575	37,711	37,792

Total Prudential Financial, Inc. equity	51,830	48,232	46,725	48,617	55,010

Noncontrolling interests	345	360	357	414	440

Total equity	52,175	48,592	47,082	49,031	55,450

Total liabilities and equity	829,677	819,860	822,748	815,078	849,324

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

COMBINING BALANCE SHEETS BY DIVISION

(in millions)

	As of March 31, 2019

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM Division	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	494,403	58,734	435,669	4,592	134,345	65,790	205,820	25,122
Deferred policy acquisition costs	19,978	255	19,723	—	310	11,074	8,669	(330)
Other assets	37,699	1,223	36,476	2,880	7,709	15,214	11,693	(1,020)
Separate account assets	297,244	—	297,244	40,515	83,453	174,493	3,908	(5,125)

Total assets	849,324	60,212	789,112	47,987	225,817	266,571	230,090	18,647

Liabilities:
Future policy benefits	277,085	48,044	229,041	—	69,392	27,154	124,414	8,081
Policyholders’ account balances	151,224	5,036	146,188	—	57,447	36,765	51,123	853
Debt	20,858	—	20,858	1,868	810	7,271	143	10,766
Other liabilities	47,463	8,853	38,610	2,767	6,125	6,989	18,799	3,930
Separate account liabilities	297,244	—	297,244	40,515	83,453	174,493	3,908	(5,125)

Total liabilities	793,874	61,933	731,941	45,150	217,227	252,672	198,387	18,505

Equity:
Accumulated other comprehensive income (loss)	17,218	(17)	17,235	(64)	2,610	748	16,044	(2,103)
Other equity	37,792	(1,714)	39,506	2,178	5,931	13,136	15,596	2,665

Total Prudential Financial, Inc. equity	55,010	(1,731)	56,741	2,114	8,541	13,884	31,640	562

Noncontrolling interests	440	10	430	723	49	15	63	(420)

Total equity	55,450	(1,721)	57,171	2,837	8,590	13,899	31,703	142

Total liabilities and equity	849,324	60,212	789,112	47,987	225,817	266,571	230,090	18,647

	As of December 31, 2018

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	PGIM Division	U.S. Workplace Solutions Division	U.S. Individual Solutions Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	479,245	57,710	421,535	4,542	131,746	61,626	200,313	23,308
Deferred policy acquisition costs	20,058	264	19,794	—	311	11,087	8,715	(319)
Other assets	36,639	1,065	35,574	2,908	6,979	17,280	9,850	(1,443)
Separate account assets	279,136	—	279,136	40,240	78,216	161,645	3,755	(4,720)

Total assets	815,078	59,039	756,039	47,690	217,252	251,638	222,633	16,826

Liabilities:
Future policy benefits	273,846	48,282	225,564	—	69,677	25,377	122,894	7,616
Policyholders’ account balances	150,338	5,061	145,277	—	56,855	36,671	50,895	856
Debt	19,829	—	19,829	1,810	810	7,335	141	9,733
Other liabilities	42,898	7,414	35,484	3,030	5,272	7,046	17,328	2,808
Separate account liabilities	279,136	—	279,136	40,240	78,216	161,645	3,755	(4,720)

Total liabilities	766,047	60,757	705,290	45,080	210,830	238,074	195,013	16,293

Equity:
Accumulated other comprehensive income (loss)	10,906	(23)	10,929	(83)	628	(418)	13,040	(2,238)
Other equity	37,711	(1,705)	39,416	2,067	5,744	13,967	14,518	3,120

Total Prudential Financial, Inc. equity	48,617	(1,728)	50,345	1,984	6,372	13,549	27,558	882

Noncontrolling interests	414	10	404	626	50	15	62	(349)

Total equity	49,031	(1,718)	50,749	2,610	6,422	13,564	27,620	533

Total liabilities and equity	815,078	59,039	756,039	47,690	217,252	251,638	222,633	16,826

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED

(in millions)

	As of March 31, 2019				As of December 31, 2018
	Senior debt		Junior Subordinated Long-term Debt		Senior debt		Junior Subordinated Long-term Debt
	Short-term Debt	Long-term Debt		Total Debt	Short-term Debt	Long-term Debt		Total Debt
Borrowings by use of proceeds:
Capital Debt	1,249	5,528	7,568	14,345	1,250	4,543	7,568	13,361
Operating Debt - Investment related	376	3,502	—	3,878	352	3,569	—	3,921
Operating Debt - Specified businesses	713	1,101	—	1,814	739	1,032	—	1,771
Limited recourse and non-recourse borrowing	211	610	—	821	110	666	—	776

Total debt	2,549	10,741	7,568	20,858	2,451	9,810	7,568	19,829

	As of March 31, 2019				As of December 31, 2018
		The Prudential				The Prudential
	Prudential	Insurance Co.	Other		Prudential	Insurance Co.	Other
	Financial, Inc.	of America (1)(2)	Affiliates	Total	Financial, Inc.	of America (1)(2)	Affiliates	Total
Borrowings by sources:
Capital Debt	13,348	941	56	14,345	12,363	941	57	13,361
Operating Debt - Investment related	3,789	88	—	3,877	3,856	65	—	3,921
Operating Debt - Specified businesses	1,116	699	—	1,815	1,037	734	—	1,771
Limited recourse and non-recourse borrowing	—	804	17	821	—	776	—	776

Total debt	18,253	2,532	73	20,858	17,256	2,516	57	19,829

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $841 million of surplus notes as of March 31, 2019 and December 31, 2018.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

STATEMENTS OF OPERATIONS - PGIM DIVISION

(in millions)

	2018				2019	Year-to-date		% Change
	1Q	2Q	3Q	4Q	1Q	2018	2019

Revenues (1):
Premiums	—	—	—	—	—	—	—	—
Policy charges and fee income	—	—	—	—	—	—	—	—
Net investment income	17	31	28	(3)	63	17	63	271%
Asset management fees, commissions and other income	809	785	789	838	807	809	807	0%

Total revenues	826	816	817	835	870	826	870	5%

Benefits and Expenses (1):
Insurance and annuity benefits	—	—	—	—	—	—	—	—
Interest credited to policyholders’ account balances	—	—	—	—	—	—	—	—
Interest expense	9	11	9	11	12	9	12	33%
Deferral of acquisition costs	(2)	(1)	(2)	(1)	(1)	(2)	(1)	50%
Amortization of acquisition costs	2	2	2	2	2	2	2	0%
General and administrative expenses	585	550	578	580	643	585	643	10%

Total benefits and expenses	594	562	587	592	656	594	656	10%

Adjusted operating income before income taxes	232	254	230	243	214	232	214	-8%

(1)	Revenues exclude realized investment gains, net of losses. Benefits and expenses include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

PGIM DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION

	2018				2019	Year-to-date		% Change
	1Q	2Q	3Q	4Q	1Q	2018	2019
Supplementary Revenue Information (in millions):
Analysis of revenues by type:
Asset management fees	633	629	641	639	644	633	644	2%
Other related revenues (1)	73	65	48	84	100	73	100	37%
Service, distribution and other revenues	120	122	128	112	126	120	126	5%

Total PGIM revenues	826	816	817	835	870	826	870	5%

Analysis of asset management fees by source:
Institutional customers	296	295	302	311	312	296	312	5%
Retail customers	217	219	221	210	209	217	209	-4%
General account	120	115	118	118	123	120	123	3%

Total asset management fees	633	629	641	639	644	633	644	2%

Supplementary Assets Under Management Information (in billions):
	March 31, 2019
	Equity	Fixed Income	Real Estate	Total
Institutional customers	60.3	420.1	43.6	524.0
Retail customers	130.1	124.4	1.9	256.4
General account	5.4	433.6	2.0	441.0

Total	195.8	978.1	47.5	1,221.4

	March 31, 2018
	Equity	Fixed Income	Real Estate	Total
Institutional customers	61.2	385.4	43.0	489.6
Retail customers	129.8	114.8	1.6	246.2
General account	5.7	412.3	2.0	420.0

Total	196.7	912.5	46.6	1,155.8

(1)

Other related revenues, net of related expenses and charges associated with a joint venture in first quarter 2019 are $63 million, $57 million, $31 million, $52 million, and $64 million for the three months ended March 31, 2019, December 31, 2018, September 30, 2018, June 30, 2018 and March 31, 2018, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

PGIM DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION

(in billions)

	2018				2019	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2018	2019

Institutional Customers - Assets Under Management:

Assets gathered by Investment Management & Advisory Services sales force:
Beginning assets under management	437.9	438.6	439.5	453.3	443.6	437.9	443.6
Additions	19.4	17.8	19.0	18.9	15.1	19.4	15.1
Withdrawals	(19.6)	(12.3)	(9.7)	(19.4)	(14.1)	(19.6)	(14.1)
Change in market value	(0.8)	(4.3)	3.9	(8.1)	21.0	(0.8)	21.0
Net money market flows	1.8	0.3	0.8	(1.4)	4.3	1.8	4.3
Other	(0.1)	(0.6)	(0.2)	0.3	1.1	(0.1)	1.1

Ending assets under management	438.6	439.5	453.3	443.6	471.0	438.6	471.0
Affiliated institutional assets under management	51.0	51.3	52.4	49.9	53.0	51.0	53.0

Total assets managed for institutional customers at end of period	489.6	490.8	505.7	493.5	524.0	489.6	524.0

Net institutional additions (withdrawals), excluding money market activity	(0.2)	5.5	9.3	(0.5)	1.0	(0.2)	1.0

Retail Customers - Assets Under Management:

Assets gathered by Investment Management & Advisory Services sales force (1):
Beginning assets under management	157.3	159.4	164.7	169.2	154.2	157.3	154.2
Additions	14.6	13.4	10.9	14.1	14.1	14.6	14.1
Withdrawals	(13.6)	(11.6)	(11.5)	(16.7)	(13.7)	(13.6)	(13.7)
Change in market value	0.9	3.7	5.1	(13.4)	14.4	0.9	14.4
Net money market flows	—	—	0.1	—	—	—	—
Other	0.2	(0.2)	(0.1)	1.0	—	0.2	—

Ending assets under management	159.4	164.7	169.2	154.2	169.0	159.4	169.0
Affiliated retail assets under management	86.8	87.3	89.1	85.9	87.4	86.8	87.4

Total assets managed for retail customers at end of period	246.2	252.0	258.3	240.1	256.4	246.2	256.4

Net retail additions (withdrawals), excluding money market activity	1.0	1.8	(0.6)	(2.6)	0.4	1.0	0.4

(1)

The amounts for first, second and third quarters of 2018 have been revised to correct the previously reported amounts for a reclass between Assets gathered by Investment Management & Advisory Services sales force and Affiliated retail assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - U.S. FINANCIAL WELLNESS BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION

(in millions)

	2018				2019	Year-to-date		%
	1Q	2Q	3Q	4Q	1Q	2018	2019	Change

Revenues (1):
Premiums	1,838	2,689	3,928	7,273	2,345	1,838	2,345	28%
Policy charges and fee income	200	217	211	219	229	200	229	15%
Net investment income	1,238	1,271	1,241	1,243	1,292	1,238	1,292	4%
Asset management fees, commissions and other income	229	235	253	225	214	229	214	-7%

Total revenues	3,505	4,412	5,633	8,960	4,080	3,505	4,080	16%

Benefits and Expenses (1):
Insurance and annuity benefits	2,212	3,125	4,388	7,731	2,791	2,212	2,791	26%
Interest credited to policyholders’ account balances	408	435	435	434	447	408	447	10%
Interest expense	8	9	8	12	14	8	14	75%
Deferral of acquisition costs	(5)	(12)	(9)	(18)	(13)	(5)	(13)	-160%
Amortization of acquisition costs	5	9	9	15	9	5	9	80%
General and administrative expenses	505	487	504	537	528	505	528	5%

Total benefits and expenses	3,133	4,053	5,335	8,711	3,776	3,133	3,776	21%

Adjusted operating income before income taxes	372	359	298	249	304	372	304	-18%

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

STATEMENTS OF OPERATIONS - U.S. FINANCIAL WELLNESS BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - RETIREMENT

(in millions)

	2018				2019	Year-to-date		%
	1Q	2Q	3Q	4Q	1Q	2018	2019	Change

Revenues (1):
Premiums	735	1,597	2,825	6,174	1,243	735	1,243	69%
Policy charges and fee income	60	63	60	67	66	60	66	10%
Net investment income	1,083	1,112	1,087	1,095	1,141	1,083	1,141	5%
Asset management fees, commissions and other income	211	216	231	209	189	211	189	-10%

Total revenues	2,089	2,988	4,203	7,545	2,639	2,089	2,639	26%

Benefits and Expenses (1):
Insurance and annuity benefits	1,149	2,093	3,313	6,660	1,704	1,149	1,704	48%
Interest credited to policyholders’ account balances	339	362	366	363	377	339	377	11%
Interest expense	8	8	8	11	13	8	13	63%
Deferral of acquisition costs	(5)	(11)	(9)	(18)	(9)	(5)	(9)	-80%
Amortization of acquisition costs	4	7	8	14	8	4	8	100%
General and administrative expenses	277	252	278	299	295	277	295	6%

Total benefits and expenses	1,772	2,711	3,964	7,329	2,388	1,772	2,388	35%

Adjusted operating income before income taxes	317	277	239	216	251	317	251	-21%

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - RETIREMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

	2018				2019	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2018	2019

SALES AND ACCOUNT VALUES

Full Service:
Beginning total account value	234,616	236,120	240,922	251,272	231,669	234,616	231,669
Deposits and sales	9,922	7,712	8,843	6,639	9,567	9,922	9,567
Withdrawals and benefits	(8,154)	(6,470)	(5,864)	(5,941)	(9,105)	(8,154)	(9,105)
Change in market value, interest credited, interest income and other activity	(264)	3,560	7,371	(20,301)	18,940	(264)	18,940

Ending total account value	236,120	240,922	251,272	231,669	251,071	236,120	251,071

Net additions	1,768	1,242	2,979	697	462	1,768	462

Stable value account values included above	48,692	48,882	49,132	49,544	50,202

Institutional Investment Products:
Beginning total account value	194,492	191,518	191,722	195,237	200,759	194,492	200,759
Additions	688	5,461	6,318	8,843	2,247	688	2,247
Withdrawals and benefits	(4,889)	(3,851)	(3,345)	(3,324)	(3,649)	(4,889)	(3,649)
Change in market value, interest credited and interest income	(214)	1,198	1,146	1,173	2,644	(214)	2,644
Other (1)	1,441	(2,604)	(604)	(1,170)	1,100	1,441	1,100

Ending total account value	191,518	191,722	195,237	200,759	203,101	191,518	203,101

Net additions (withdrawals)	(4,201)	1,610	2,973	5,519	(1,402)	(4,201)	(1,402)

Amounts included in ending total account value above:
Investment-only stable value wraps	66,518	67,406	67,598	67,934	68,922	66,518	68,922
Longevity reinsurance (2)	41,173	41,325	43,455	44,249	45,500	41,173	45,500
Group annuities and other products	83,827	82,991	84,184	88,576	88,679	83,827	88,679

Ending total account value	191,518	191,722	195,237	200,759	203,101	191,518	203,101

(1)

“Other” activity includes the effect of foreign exchange rate changes associated with our United Kingdom longevity reinsurance business; net presentation of receipts and payments related to funding agreements backed commercial paper which typically have maturities of less than 90 days, and changes in asset balances for externally-managed accounts.

(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

STATEMENTS OF OPERATIONS - U.S. FINANCIAL WELLNESS BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - GROUP INSURANCE

(in millions)

	2018				2019	Year-to-date		%
	1Q	2Q	3Q	4Q	1Q	2018	2019	Change

Revenues (1):
Premiums	1,103	1,092	1,103	1,099	1,102	1,103	1,102	0%
Policy charges and fee income	140	154	151	152	163	140	163	16%
Net investment income	155	159	154	148	151	155	151	-3%
Asset management fees, commissions and other income	18	19	22	16	25	18	25	39%

Total revenues	1,416	1,424	1,430	1,415	1,441	1,416	1,441	2%

Benefits and Expenses (1):
Insurance and annuity benefits	1,063	1,032	1,075	1,071	1,087	1,063	1,087	2%
Interest credited to policyholders’ account balances	69	73	69	71	70	69	70	1%
Interest expense	—	1	—	1	1	—	1	0%
Deferral of acquisition costs	—	(1)	—	—	(4)	—	(4)	0%
Amortization of acquisition costs	1	2	1	1	1	1	1	0%
General and administrative expenses	228	235	226	238	233	228	233	2%

Total benefits and expenses	1,361	1,342	1,371	1,382	1,388	1,361	1,388	2%

Adjusted operating income before income taxes	55	82	59	33	53	55	53	-4%

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. WORKPLACE SOLUTIONS DIVISION - GROUP INSURANCE SUPPLEMENTARY INFORMATION

(dollar amounts in millions)

	2018				2019	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2018	2019

GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
Group life	243	46	63	24	174	243	174
Group disability	140	14	16	13	119	140	119

Total	383	60	79	37	293	383	293

Future Policy Benefits (1)(2):
Group life	2,216	2,180	2,111	2,293	2,212
Group disability	26	19	9	2	29

Total	2,242	2,199	2,120	2,295	2,241

Policyholders’ Account Balances (1):
Group life	8,675	8,769	8,840	8,889	8,798
Group disability	174	181	187	200	198

Total	8,849	8,950	9,027	9,089	8,996

Separate Account Liabilities (1):
Group life	24,353	23,758	23,881	24,044	24,809
Group disability	—	—	—	—	—

Total	24,353	23,758	23,881	24,044	24,809

Group Life Insurance:
Gross premiums, policy charges and fee income (3)(4)	1,072	1,092	1,101	1,094	1,068	1,072	1,068
Earned premiums	872	854	870	866	847	872	847
Earned policy charges and fee income	128	142	139	140	149	128	149

Benefits ratio (5)	87.2%	88.6%	87.3%	86.7%	89.0%	87.2%	89.0%
Administrative operating expense ratio	11.6%	12.6%	11.5%	13.0%	11.7%	11.6%	11.7%
Persistency ratio	95.7%	95.3%	94.6%	94.5%	93.5%

Group Disability Insurance:
Gross premiums, policy charges and fee income (3)	251	261	259	259	285	251	285
Earned premiums	231	238	233	233	255	231	255
Earned policy charges and fee income	12	12	12	12	14	12	14

Benefits ratio (5)	79.0%	71.6%	78.9%	81.5%	74.6%	79.0%	74.6%
Administrative operating expense ratio	27.1%	26.4%	26.8%	28.0%	26.9%	27.1%	26.9%
Persistency ratio	94.9%	94.7%	94.2%	93.9%	94.5%

Total Group Insurance:
Benefits ratio (5)	85.6%	85.3%	85.7%	85.7%	85.9%	85.6%	85.9%
Administrative operating expense ratio	14.6%	15.3%	14.5%	15.9%	14.9%	14.6%	14.9%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.
(4)	Prior period amounts have been reclassified to conform to current period presentation
(5)

Benefit ratios excluding the impact of the annual assumption updates and other refinements in the second quarter. Benefit ratios including these impacts for Group Life, Group Disability, and Total Group Insurance are 87.5%, 64.0%, and 82.8% for the three months ended June 30, 2018, respectively.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION

(in millions)

	2018				2019	Year-to-date		%
	1Q	2Q	3Q	4Q	1Q	2018	2019	Change

Revenues (1):
Premiums	267	262	271	306	332	267	332	24%
Policy charges and fee income	1,245	1,236	1,230	1,231	1,200	1,245	1,200	-4%
Net investment income	657	686	684	700	726	657	726	11%
Asset management fees, commissions and other income	508	533	493	488	459	508	459	-10%

Total revenues	2,677	2,717	2,678	2,725	2,717	2,677	2,717	1%

Benefits and Expenses (1):
Insurance and annuity benefits	735	737	635	789	767	735	767	4%
Interest credited to policyholders’ account balances	265	275	278	283	265	265	265	0%
Interest expense	186	195	199	201	212	186	212	14%
Deferral of acquisition costs	(249)	(270)	(294)	(333)	(296)	(249)	(296)	-19%
Amortization of acquisition costs	202	251	210	216	206	202	206	2%
General and administrative expenses	983	979	1,026	1,150	986	983	986	0%

Total benefits and expenses	2,122	2,167	2,054	2,306	2,140	2,122	2,140	1%

Adjusted operating income before income taxes	555	550	624	419	577	555	577	4%

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

STATEMENTS OF OPERATIONS - U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES

(in millions)

	2018				2019	Year-to-date		%
	1Q	2Q	3Q	4Q	1Q	2018	2019	Change

Revenues (1):
Premiums	41	30	37	71	99	41	99	141%
Policy charges and fee income	727	721	719	679	669	727	669	-8%
Net investment income	169	174	174	177	191	169	191	13%
Asset management fees, commissions and other income	315	341	294	297	276	315	276	-12%

Total revenues	1,252	1,266	1,224	1,224	1,235	1,252	1,235	-1%

Benefits and Expenses (1):
Insurance and annuity benefits	84	73	85	128	119	84	119	42%
Interest credited to policyholders’ account balances	78	88	85	84	78	78	78	0%
Interest expense	18	16	17	16	18	18	18	0%
Deferral of acquisition costs	(90)	(107)	(110)	(113)	(110)	(90)	(110)	-22%
Amortization of acquisition costs	111	146	139	115	116	111	116	5%
General and administrative expenses	532	543	554	549	542	532	542	2%

Total benefits and expenses	733	759	770	779	763	733	763	4%

Adjusted operating income before income taxes	519	507	454	445	472	519	472	-9%

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT

(in millions)

	2018				2019	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2018	2019

SALES AND ACCOUNT VALUES:

Variable Annuities:
Beginning total account value	165,153	161,171	160,143	162,369	147,339	165,153	147,339
Sales: Highest Daily Suite (1)	1,011	1,126	1,116	1,048	950	1,011	950
Other variable annuities (2)	683	881	997	1,001	1,059	683	1,059

Total sales	1,694	2,007	2,113	2,049	2,009	1,694	2,009
Surrenders and withdrawals	(2,867)	(2,929)	(2,898)	(2,883)	(2,619)	(2,867)	(2,619)

Net redemptions	(1,173)	(922)	(785)	(834)	(610)	(1,173)	(610)
Benefit payments	(453)	(469)	(410)	(415)	(437)	(453)	(437)

Net flows	(1,626)	(1,391)	(1,195)	(1,249)	(1,047)	(1,626)	(1,047)
Change in market value, interest credited, and other	(1,418)	1,292	4,360	(12,884)	12,498	(1,418)	12,498
Policy charges	(938)	(929)	(939)	(897)	(894)	(938)	(894)

Ending total account value	161,171	160,143	162,369	147,339	157,896	161,171	157,896

Variable Annuities Account Value by Product: (3)
Highest Daily Suite - risk retained by Prudential (1)	118,249	117,348	118,618	106,878	114,164	118,249	114,164
Highest Daily Suite - externally reinsured living benefits	3,165	3,146	3,184	2,873	3,059	3,165	3,059
Other variable annuities (2)	39,757	39,649	40,567	37,588	40,673	39,757	40,673

Ending total account value	161,171	160,143	162,369	147,339	157,896	161,171	157,896

Fixed Annuities and other products:
Beginning total account value	3,473	3,480	3,502	3,593	3,741	3,473	3,741
Sales	30	60	128	189	298	30	298
Surrenders and withdrawals	(28)	(28)	(25)	(30)	(27)	(28)	(27)

Net sales	2	32	103	159	271	2	271
Benefit payments	(84)	(87)	(83)	(83)	(93)	(84)	(93)

Net flows	(82)	(55)	20	76	178	(82)	178
Interest credited and other	89	77	71	72	75	89	75
Policy charges	—	—	—	—	—	—	—

Ending total account value	3,480	3,502	3,593	3,741	3,994	3,480	3,994

SALES BY DISTRIBUTION CHANNEL:

Variable and Fixed Annuities (4):
Insurance Agents	525	619	640	684	680	525	680
Wirehouses	323	355	433	430	452	323	452
Independent Financial Planners	758	951	999	974	1,001	758	1,001
Bank Distribution	118	142	169	150	174	118	174

Total	1,724	2,067	2,241	2,238	2,307	1,724	2,307

(1)	Includes variable annuities with “Highest Daily” optional living benefits retained by Prudential and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI), Legacy Protection Plus (LPP) death benefit and products without guaranteed minimum income and withdrawal benefits.
(3)	The amounts for 4Q18 period have been revised to correct the previously reported amounts for a reclass between Highest Daily Suite - risk retained by Prudential and Other variable annuities products.
(4)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

	2018				2019	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2018	2019

INDIVIDUAL ANNUITIES:

Account Values in General Account (1):
Beginning balance	9,892	9,932	9,932	10,006	10,298	9,892	10,298
Premiums and deposits	211	256	318	373	466	211	466
Surrenders and withdrawals	(163)	(155)	(139)	(165)	(151)	(163)	(151)

Net sales	48	101	179	208	315	48	315
Benefit payments	(100)	(106)	(97)	(102)	(108)	(100)	(108)

Net flows	(52)	(5)	82	106	207	(52)	207
Interest credited and other	61	69	69	69	57	61	57
Net transfers (to) from separate account	31	(64)	(76)	117	(133)	31	(133)
Policy charges	—	—	(1)	—	—	—	—

Ending balance	9,932	9,932	10,006	10,298	10,429	9,932	10,429

Account Values in Separate Account (1):
Beginning balance	158,734	154,719	153,713	155,956	140,782	158,734	140,782
Premiums and deposits	1,513	1,811	1,923	1,865	1,841	1,513	1,841
Surrenders and withdrawals	(2,732)	(2,802)	(2,784)	(2,748)	(2,495)	(2,732)	(2,495)

Net redemptions	(1,219)	(991)	(861)	(883)	(654)	(1,219)	(654)
Benefit payments	(437)	(450)	(396)	(396)	(422)	(437)	(422)

Net flows	(1,656)	(1,441)	(1,257)	(1,279)	(1,076)	(1,656)	(1,076)
Change in market value, interest credited and other	(1,390)	1,300	4,362	(12,881)	12,516	(1,390)	12,516
Net transfers (to) from general account	(31)	64	76	(117)	133	(31)	133
Policy charges	(938)	(929)	(938)	(897)	(894)	(938)	(894)

Ending balance	154,719	153,713	155,956	140,782	151,461	154,719	151,461

(1)

Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2018				2019
	1Q	2Q	3Q	4Q	1Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	3,134	2,950	2,818	2,578	2,582
Guaranteed minimum withdrawal benefits	450	433	428	364	381
Guaranteed minimum income benefits	2,690	2,651	2,661	2,306	2,474
Guaranteed minimum withdrawal & income benefits - risk retained by Prudential	128,176	127,490	129,431	118,115	126,813
Guaranteed minimum withdrawal & income benefits - externally reinsured	3,165	3,146	3,184	2,873	3,059

Total	137,615	136,670	138,522	126,236	135,309

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature - risk retained by Prudential	112,913	112,055	113,257	102,300	109,191
Account Values with Auto-Rebalancing Feature - externally reinsured	3,165	3,146	3,184	2,873	3,059
Account Values without Auto-Rebalancing Feature	21,537	21,469	22,081	21,063	23,059

Total	137,615	136,670	138,522	126,236	135,309

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature - risk retained by Prudential	3,506	3,775	3,634	6,714	4,551
Net Amount at Risk with Auto-Rebalancing Feature - externally reinsured	—	—	—	—	—
Net Amount at Risk without Auto-Rebalancing Feature	742	797	757	1,226	799

Total	4,248	4,572	4,391	7,940	5,350

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2018				2019
	1Q	2Q	3Q	4Q	1Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	125,515	124,777	126,693	115,489	124,019
Net amount at risk	356	456	404	917	316
Minimum return, anniversary contract value, or maximum contract value:
Account value	31,322	30,925	31,057	27,673	29,334
Net amount at risk	3,078	3,179	2,916	5,071	3,374

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	116,078	115,201	116,441	105,172	112,250
Account Values without Auto-Rebalancing Feature	40,759	40,501	41,309	37,990	41,103

Total	156,837	155,702	157,750	143,162	153,353

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,403	1,545	1,379	3,115	1,755
Net Amount at Risk without Auto-Rebalancing Feature	2,031	2,090	1,941	2,873	1,935

Total	3,434	3,635	3,320	5,988	3,690

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - STATEMENTS OF OPERATIONS - INDIVIDUAL LIFE

(in millions)

	2018				2019	Year-to-date		%
	1Q	2Q	3Q	4Q	1Q	2018	2019	Change

Revenues (1):
Premiums	226	232	234	235	233	226	233	3%
Policy charges and fee income	518	515	511	552	531	518	531	3%
Net investment income	488	512	510	523	535	488	535	10%
Asset management fees, commissions and other income	193	192	199	191	183	193	183	-5%

Total revenues	1,425	1,451	1,454	1,501	1,482	1,425	1,482	4%

Benefits and Expenses (1):
Insurance and annuity benefits	651	664	550	661	648	651	648	0%
Interest credited to policyholders’ account balances	187	187	193	199	187	187	187	0%
Interest expense	168	179	182	185	194	168	194	15%
Deferral of acquisition costs	(159)	(163)	(184)	(220)	(186)	(159)	(186)	-17%
Amortization of acquisition costs	91	105	71	101	90	91	90	-1%
General and administrative expenses	451	436	472	601	444	451	444	-2%

Total benefits and expenses	1,389	1,408	1,284	1,527	1,377	1,389	1,377	-1%

Adjusted operating income (loss) before income taxes	36	43	170	(26)	105	36	105	192%

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

U.S. FINANCIAL WELLNESS BUSINESSES - U.S. INDIVIDUAL SOLUTIONS DIVISION - INDIVIDUAL LIFE SUPPLEMENTARY

(in millions)

	2018				2019	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2018	2019

ANNUALIZED NEW BUSINESS PREMIUMS (1):

Term life	49	54	55	55	51	49	51
Guaranteed Universal life	21	24	23	29	21	21	21
Other Universal life	26	29	44	51	30	26	30
Variable life	29	35	41	58	61	29	61

Total	125	142	163	193	163	125	163

ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

Prudential Advisors	30	33	35	37	34	30	34
Third party distribution	95	109	128	156	129	95	129

Total	125	142	163	193	163	125	163

ACCOUNT VALUE ACTIVITY:

Policyholders’ Account Balances (2):
Beginning balance	26,861	27,420	27,942	28,347	28,728	26,861	28,728
Premiums and deposits	734	738	790	1,072	783	734	783
Surrenders and withdrawals	(249)	(293)	(280)	(459)	(291)	(249)	(291)

Net sales	485	445	510	613	492	485	492
Benefit payments	(145)	(155)	(132)	61	(103)	(145)	(103)

Net flows	340	290	378	674	389	340	389
Interest credited and other	524	527	304	229	(24)	524	(24)
Net transfers (to) from separate account	119	119	136	(80)	76	119	76
Policy charges	(424)	(414)	(413)	(442)	(432)	(424)	(432)

Ending balance	27,420	27,942	28,347	28,728	28,737	27,420	28,737

Separate Account Liabilities:
Beginning balance	32,085	31,897	32,430	33,562	29,796	32,085	29,796
Premiums and deposits	419	379	365	438	494	419	494
Surrenders and withdrawals	(253)	(312)	(272)	(262)	(260)	(253)	(260)

Net sales	166	67	93	176	234	166	234
Benefit payments	(55)	(46)	(41)	(246)	(95)	(55)	(95)

Net flows	111	21	52	(70)	139	111	139
Change in market value, interest credited and other	51	861	1,450	(3,535)	3,232	51	3,232
Net transfers (to) from general account	(119)	(119)	(136)	80	(76)	(119)	(76)
Policy charges	(231)	(230)	(234)	(241)	(239)	(231)	(239)

Ending balance	31,897	32,430	33,562	29,796	32,852	31,897	32,852

FACE AMOUNT IN FORCE (3):

Term life	761,014	770,208	779,181	788,013	795,539
Guaranteed Universal life	143,449	144,110	144,831	145,861	146,751
Other Universal life	47,842	48,598	49,552	50,650	51,100
Variable life	162,514	162,762	162,881	160,747	164,118

Total	1,114,820	1,125,678	1,136,445	1,145,272	1,157,509

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	2018				2019	Year-to-date		%
	1Q	2Q	3Q	4Q	1Q	2018	2019	Change

Revenues (1):
Premiums	4,541	3,767	3,950	3,913	4,585	4,541	4,585	1%
Policy charges and fee income	143	129	129	133	127	143	127	-11%
Net investment income	1,301	1,320	1,313	1,311	1,333	1,301	1,333	2%
Asset management fees, commissions and other income	55	72	98	59	107	55	107	95%

Total revenues	6,040	5,288	5,490	5,416	6,152	6,040	6,152	2%

Benefits and Expenses (1):
Insurance and annuity benefits	3,915	3,300	3,435	3,421	3,950	3,915	3,950	1%
Interest credited to policyholders’ account balances	238	222	227	220	236	238	236	-1%
Interest expense	4	5	6	6	6	4	6	50%
Deferral of acquisition costs	(475)	(413)	(415)	(414)	(463)	(475)	(463)	3%
Amortization of acquisition costs	331	306	286	310	334	331	334	1%
General and administrative expenses	1,171	1,084	1,061	1,137	1,167	1,171	1,167	0%

Total benefits and expenses	5,184	4,504	4,600	4,680	5,230	5,184	5,230	1%

Adjusted operating income before income taxes	856	784	890	736	922	856	922	8%

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION - LIFE PLANNER OPERATIONS

(in millions)

	2018				2019	Year-to-date		%
	1Q	2Q	3Q	4Q	1Q	2018	2019	Change

Revenues (1):
Premiums	2,372	1,982	1,975	2,035	2,446	2,372	2,446	3%
Policy charges and fee income	106	94	95	99	94	106	94	-11%
Net investment income	562	562	571	548	581	562	581	3%
Asset management fees, commissions and other income	38	49	55	33	54	38	54	42%

Total revenues	3,078	2,687	2,696	2,715	3,175	3,078	3,175	3%

Benefits and Expenses (1):
Insurance and annuity benefits	2,105	1,793	1,770	1,831	2,146	2,105	2,146	2%
Interest credited to policyholders’ account balances	71	55	62	55	68	71	68	-4%
Interest expense	2	3	3	3	3	2	3	50%
Deferral of acquisition costs	(251)	(206)	(209)	(220)	(260)	(251)	(260)	-4%
Amortization of acquisition costs	173	164	135	161	171	173	171	-1%
General and administrative expenses	562	502	486	536	566	562	566	1%

Total benefits and expenses	2,662	2,311	2,247	2,366	2,694	2,662	2,694	1%

Adjusted operating income before income taxes	416	376	449	349	481	416	481	16%

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION - GIBRALTAR LIFE & OTHER OPERATIONS

(in millions)

	2018				2019	Year-to-date		%
	1Q	2Q	3Q	4Q	1Q	2018	2019	Change

Revenues (1):
Premiums	2,169	1,785	1,975	1,878	2,139	2,169	2,139	-1%
Policy charges and fee income	37	35	34	34	33	37	33	-11%
Net investment income	739	758	742	763	752	739	752	2%
Asset management fees, commissions and other income	17	23	43	26	53	17	53	212%

Total revenues	2,962	2,601	2,794	2,701	2,977	2,962	2,977	1%

Benefits and Expenses (1):
Insurance and annuity benefits	1,810	1,507	1,665	1,590	1,804	1,810	1,804	0%
Interest credited to policyholders’ account balances	167	167	165	165	168	167	168	1%
Interest expense	2	2	3	3	3	2	3	50%
Deferral of acquisition costs	(224)	(207)	(206)	(194)	(203)	(224)	(203)	9%
Amortization of acquisition costs	158	142	151	149	163	158	163	3%
General and administrative expenses	609	582	575	601	601	609	601	-1%

Total benefits and expenses	2,522	2,193	2,353	2,314	2,536	2,522	2,536	1%

Adjusted operating income before income taxes	440	408	441	387	441	440	441	0%

(1)

Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on assets supporting experience-rated contractholder liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

	2018				2019	Year-to-date
	1Q	2Q	3Q	4Q	1Q	2018	2019

INTERNATIONAL INSURANCE OPERATING DATA:

Actual exchange rate basis (1):

Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,880	1,537	1,537	1,542	1,966	1,880	1,966
Gibraltar Life	2,206	1,820	2,009	1,912	2,172	2,206	2,172
All other countries	598	539	533	592	574	598	574

Total	4,684	3,896	4,079	4,046	4,712	4,684	4,712

Annualized new business premiums:
Japan, excluding Gibraltar Life	234	190	189	206	292	234	292
Gibraltar Life	407	399	351	326	323	407	323
All other countries	117	106	105	110	112	117	112

Total	758	695	645	642	727	758	727

Annualized new business premiums by distribution channel:
Life Planner Operations	351	296	294	316	404	351	404
Gibraltar Life Consultants	196	234	178	175	164	196	164
Banks	158	104	123	95	108	158	108
Independent Agency	53	61	50	56	51	53	51

Total	758	695	645	642	727	758	727

Constant exchange rate basis (2):
Net premiums, policy charges and fee income:
Japan, excluding Gibraltar Life	1,913	1,576	1,598	1,611	2,029	1,913	2,029
Gibraltar Life	2,244	1,861	2,076	1,989	2,235	2,244	2,235
All other countries	559	527	565	609	587	559	587

Total	4,716	3,964	4,239	4,209	4,851	4,716	4,851

Annualized new business premiums:
Japan, excluding Gibraltar Life	236	192	193	210	296	236	296
Gibraltar Life	408	401	353	328	325	408	325
All other countries	108	103	107	113	113	108	113

Total	752	696	653	651	734	752	734

Annualized new business premiums by distribution channel:
Life Planner Operations	344	295	300	323	409	344	409
Gibraltar Life Consultants	197	235	180	177	166	197	166
Banks	158	104	123	95	108	158	108
Independent Agency	53	62	50	56	51	53	51

Total	752	696	653	651	734	752	734

(1)	Translated based on applicable average exchange rates for the period shown.
(2)

Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 105 per U.S. dollar and Korean won 1,110 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2018				2019
	1Q	2Q	3Q	4Q	1Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	359	363	367	371	378
Gibraltar Life	356	357	360	361	362
All other countries	129	127	128	131	133

Total	844	847	855	863	873

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,773	3,814	3,860	3,907	3,975
Gibraltar Life	7,219	7,217	7,224	7,218	7,214
All other countries	2,134	2,096	2,116	2,134	2,152

Total	13,126	13,127	13,200	13,259	13,341

International life insurance policy persistency:

Life Planner Operations:
13 months	92.9%	93.3%	93.1%	92.7%	92.5%
25 months	86.6%	86.9%	86.9%	86.6%	86.4%

Gibraltar Life (3):
13 months	93.5%	93.6%	93.7%	93.9%	94.1%
25 months	87.2%	87.1%	87.1%	87.1%	87.1%

Number of Life Planners at end of period:
Japan	4,076	3,964	4,130	4,183	4,337
All other countries	3,695	3,674	3,668	3,786	3,757

Total Life Planners	7,771	7,638	7,798	7,969	8,094

Gibraltar Life Consultants	8,137	7,938	8,030	7,964	7,997

(1)

Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 105 per U.S. dollar and Korean won 1,110 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

	2018				2019	Year-to-date		%
	1Q	2Q	3Q	4Q	1Q	2018	2019	Change

Revenues (1):
Premiums	(8)	(8)	(6)	(5)	(6)	(8)	(6)	25%
Policy charges and fee income	(13)	(12)	(13)	(13)	(14)	(13)	(14)	-8%
Net investment income	124	96	101	131	132	124	132	6%
Asset management fees, commissions and other income	(276)	(266)	(268)	(269)	(283)	(276)	(283)	-3%

Total revenues	(173)	(190)	(186)	(156)	(171)	(173)	(171)	1%

Benefits and Expenses (1):
Insurance and annuity benefits	(9)	(2)	6	(7)	12	(9)	12	233%
Interest credited to policyholders’ account balances	—	—	—	—	—	—	—	—
Interest expense	133	127	133	142	142	133	142	7%
Deferral of acquisition costs	13	12	12	12	14	13	14	8%
Amortization of acquisition costs	(10)	(13)	(11)	(10)	(11)	(10)	(11)	-10%
General and administrative expenses	(6)	(28)	48	36	84	(6)	84	1500%

Total benefits and expenses	121	96	188	173	241	121	241	99%

Adjusted operating loss before income taxes	(294)	(286)	(374)	(329)	(412)	(294)	(412)	-40%

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	March 31, 2019				December 31, 2018
	Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division		Total Portfolio	Closed Block Division	PFI Excluding Closed Block Division
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	305,139	27,080	278,059	64.6%	295,312	26,203	269,109	64.8%
Public, held-to-maturity, at amortized cost	1,724	—	1,724	0.4%	1,745	—	1,745	0.4%
Private, available-for-sale, at fair value	60,317	12,634	47,683	11.1%	57,870	12,542	45,328	10.9%
Private, held-to-maturity, at amortized cost	258	—	258	0.1%	268	—	268	0.1%
Fixed maturities, trading, at fair value	2,248	185	2,063	0.5%	2,088	195	1,893	0.5%
Assets supporting experience-rated contractholder liabilities, at fair value	21,668	—	21,668	5.0%	21,254	—	21,254	5.1%
Equity securities, at fair value	6,145	2,002	4,143	1.0%	5,633	1,784	3,849	0.9%
Commercial mortgage and other loans, at book value	60,369	8,623	51,746	12.0%	59,033	8,782	50,251	12.1%
Policy loans, at outstanding balance	11,986	4,365	7,621	1.8%	12,016	4,410	7,606	1.8%
Other invested assets (1)	11,938	3,296	8,642	2.0%	11,723	3,316	8,407	2.0%
Short-term investments	6,896	549	6,347	1.5%	6,426	478	5,948	1.4%

Subtotal (2)	488,688	58,734	429,954	100.0%	473,368	57,710	415,658	100.0%

Invested assets of other entities and operations (3)	5,715	—	5,715		5,877	—	5,877

Total investments	494,403	58,734	435,669		479,245	57,710	421,535

Fixed Maturities by Credit Quality (2)(4):	March 31, 2019					December 31, 2018
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Division
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:
NAIC Rating (5)
1	212,857	28,757	756	240,858	86.0%	210,578	23,776	2,307	232,047	85.5%
2	27,238	1,905	490	28,653	10.2%	28,246	1,453	1,195	28,504	10.5%

Subtotal - High or Highest Quality Securities	240,095	30,662	1,246	269,511	96.2%	238,824	25,229	3,502	260,551	96.0%

3	5,662	391	63	5,990	2.1%	5,973	280	240	6,013	2.2%
4	3,523	288	144	3,667	1.3%	3,709	275	287	3,697	1.4%
5	680	86	29	737	0.3%	725	85	57	753	0.3%
6	234	14	6	242	0.1%	181	8	7	182	0.1%

Subtotal - Other Securities	10,099	779	242	10,636	3.8%	10,588	648	591	10,645	4.0%

Total	250,194	31,441	1,488	280,147	100.0%	249,412	25,877	4,093	271,196	100.0%

Private Fixed Maturities:

NAIC Rating (5)
1	12,088	554	87	12,555	26.2%	11,712	362	261	11,813	25.9%
2	28,297	1,101	493	28,905	60.3%	27,522	814	804	27,532	60.4%

Subtotal - High or Highest Quality Securities	40,385	1,655	580	41,460	86.5%	39,234	1,176	1,065	39,345	86.3%

3	4,236	74	81	4,229	8.8%	4,176	50	168	4,058	8.9%
4	1,640	43	66	1,617	3.4%	1,545	16	81	1,480	3.2%
5	585	16	18	583	1.2%	670	14	20	664	1.5%
6	74	7	10	71	0.1%	72	5	11	66	0.1%

Subtotal - Other Securities	6,535	140	175	6,500	13.5%	6,463	85	280	6,268	13.7%

Total	46,920	1,795	755	47,960	100.0%	45,697	1,261	1,345	45,613	100.0%

(1)

Other invested assets consist of investments in limited partnerships and limited liability companies (“LPs/LLCs”), investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

(2)

Excludes (i) assets of our investment management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.

(3)

Includes invested assets of our investment management and derivative operations. Excludes assets of our investment management operations that are managed for third parties and those assets classified as “Separate account assets” on our balance sheet.

(4)	Excludes fixed maturity securities classified as trading.
(5)

Reflects equivalent ratings for investments of the international insurance operations. Includes, as of March 31, 2019 and December 31, 2018, 1,108 securities with amortized cost of $5,230 million (fair value $5,405 million) and 1,744 securities with amortized cost of $9,079 million (fair value $9,135 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

INVESTMENT PORTFOLIO COMPOSITION - JAPANESE INSURANCE OPERATIONS AND EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	March 31, 2019		December 31, 2018
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	136,317	74.4%	133,084	74.6%
Public, held-to-maturity, at amortized cost	1,724	0.9%	1,745	1.0%
Private, available-for-sale, at fair value	17,271	9.4%	16,222	9.1%
Private, held-to-maturity, at amortized cost	258	0.1%	268	0.1%
Fixed maturities, trading, at fair value	363	0.2%	328	0.2%
Assets supporting experience-rated contractholder liabilities, at fair value	2,559	1.4%	2,441	1.4%
Equity securities, at fair value	2,017	1.1%	1,972	1.1%
Commercial mortgage and other loans, at book value	17,684	9.6%	17,228	9.6%
Policy loans, at outstanding balance	2,737	1.5%	2,715	1.5%
Other invested assets (3)	2,122	1.2%	1,957	1.1%
Short-term investments	443	0.2%	451	0.3%

Total	183,495	100.0%	178,411	100.0%

	March 31, 2019		December 31, 2018
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	141,742	57.4%	136,025	57.3%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	30,412	12.3%	29,106	12.3%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Fixed maturities, trading, at fair value	1,700	0.7%	1,565	0.7%
Assets supporting experience-rated contractholder liabilities, at fair value	19,109	7.8%	18,813	7.9%
Equity securities, at fair value	2,126	0.9%	1,877	0.8%
Commercial mortgage and other loans, at book value	34,062	13.8%	33,023	13.9%
Policy loans, at outstanding balance	4,884	2.0%	4,891	2.1%
Other invested assets (3)	6,520	2.7%	6,450	2.7%
Short-term investments	5,904	2.4%	5,497	2.3%

Total	246,459	100.0%	237,247	100.0%

(1)	Excludes Closed Block Division.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.
(3)	Other invested assets consist of investments in LPs/LLCs, investment real estate held through direct ownership, derivative instruments and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

INVESTMENT RESULTS (1)

(in millions)

	Three Months Ended March 31
	2019			2018
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (5)	Amount		Yield (5)	Amount
General Account (2)
Fixed maturities (3)	3.80%	2,785	238	3.82%	2,625	50
Equity securities	1.90%	19	—	1.67%	18	—
Commercial mortgage and other loans	3.94%	447	(4)	3.94%	412	—
Policy loans	4.66%	88	—	4.74%	88	—
Short-term investments and cash equivalents	2.71%	103	1	1.64%	61	(1)

Gross investment income before investment expenses	3.78%	3,442	235	3.75%	3,204	49
Investment expenses	-0.14%	(174)	—	-0.14%	(139)	—

Subtotal	3.64%	3,268	235	3.61%	3,065	49

Other investments (3)		89	(1,006)		81	358
Investment results of other entities and operations (4)		296	(51)		259	20
Less, investment income related to adjusted operating income reconciling items		(107)			(68)

Total		3,546	(822)		3,337	427

(1)	Excludes Closed Block Division.
(2)

Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and assets of our investment management operations, including assets that are managed for third parties, and those assets classified as “Separate account assets” on our balance sheet.

(3)

Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in “Other investments.” Realized gains / (losses) for “Other investments” includes changes in fair value of product-related and other derivatives and embedded derivatives.

(4)

Includes invested income of commercial loans, assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and our investment management operations.

(5)

Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments. Prior period yields have been revised to conform with current period presentation.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Three Months Ended March 31
	2019			2018
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities (2)	2.83%	937	218	2.93%	923	89
Equity securities	1.43%	7	—	1.56%	8	—
Commercial mortgage and other loans	3.81%	165	1	3.84%	143	—
Policy loans	3.85%	26	—	3.80%	25	—
Short-term investments and cash equivalents	2.90%	8	—	1.47%	7	—

Gross investment income before investment expenses	2.94%	1,143	219	3.01%	1,106	89
Investment expenses	-0.13%	(68)	—	-0.12%	(53)	—

Subtotal	2.81%	1,075	219	2.89%	1,053	89

Other investments (2)		51	176		27	93

Total		1,126	395		1,080	182

(1)

Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments. Prior period yields have been revised to conform with current period presentation.

(2)

Includes fixed maturity securities classified as available-for-sale and held-to-maturity and excludes fixed maturity securities classified as trading, which are included in “Other investments”. Realized gains / (losses) for “Other investments” includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	Three Months Ended March 31
	2019			2018
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (4)	Amount		Yield (4)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities (3)	4.61%	1,848	20	4.56%	1,702	(39)
Equity securities	2.37%	12	—	1.78%	10	—
Commercial mortgage and other loans	4.03%	282	(5)	4.00%	269	—
Policy loans	5.11%	62	—	5.26%	63	—
Short-term investments and cash equivalents	2.70%	95	1	1.66%	54	(1)

Gross investment income before investment expenses	4.40%	2,299	16	4.31%	2,098	(40)
Investment expenses	-0.15%	(106)	—	-0.15%	(86)	—

Subtotal	4.25%	2,193	16	4.16%	2,012	(40)

Other investments (3)		38	(1,182)		54	265

Total		2,231	(1,166)		2,066	225

(1)	Excludes Closed Block Division.
(2)

Excludes commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and assets of our investment management operations, including assets that are managed for third parties, and those assets classified as “Separate account assets” on our balance sheet.

(3)

Includes fixed maturity securities classified as available-for-sale and excludes fixed maturity securities classified as trading, which are included in “Other investments.” Realized gains / (losses) for “Other investments” includes changes in fair value of product-related and other derivatives and embedded derivatives.

(4)

Yields are based on net investment income as reported under U.S. GAAP and as such do not include certain interest-related items, such as settlements of duration management swaps which are included in realized investment gains and losses and included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities and securities lending activity. Yields for fixed maturities are based on quarterly average amortized cost. Yields for fixed maturities, short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. A yield is not presented for other investments as it is not considered a meaningful measure of investment performance. Yields exclude investment income and assets related to commercial loans and assets supporting experience-rated contractholder liabilities where the investment results generally accrue to contractholders and investment income and assets related to other investments. Prior period yields have been revised to conform with current period presentation.

Prudential Financial, Inc. Quarterly Financial First Quarter 2019

INCOME STATEMENT IMPACT FROM UPDATED ESTIMATES OF PROFITABILITY DRIVEN BY MARKET PERFORMANCE VERSUS ASSUMPTIONS

(in millions)

	First Quarter 2019							First Quarter 2018
	Policy Charges and Fee Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Interest Credited to Policyholders’ Account Balances	Amortization of Acquisition Costs	General and Administrative Expenses	Pre-Tax Adjusted Operating Income	Asset Management Fees, Commissions and Other Income	Insurance and Annuity Benefits	Interest Credited to Policyholders’ Account Balances	Amortization of Acquisition Costs	Pre-Tax Adjusted Operating Income
Individual Annuities:
Market performance and experience true-ups	—	(13)	(23)	(1)	(3)	—	14	(7)	(9)	(3)	(11)	16
Individual Life:
Market performance and experience true-ups	(3)	—	(44)	—	(4)	(4)	49	—	—	—	—	—
International Insurance - Life Planner operations:
Market performance and experience true-ups	—	—	(2)	—	(5)	—	7	—	—	—	—	—

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended March 31, 2019								Three Months Ended March 31, 2018
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run- off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:

Premiums	7,256	—	—	—	526	118	—	7,900	6,638	—	—	—	551	122	—	7,311
Policy charges and fee income	1,542	(72)	—	—	—	1	—	1,471	1,575	(71)	—	—	—	—	—	1,504
Net investment income	3,546	(10)	—	—	563	117	—	4,216	3,337	(10)	—	—	593	78	—	3,998
Realized investment gains (losses), net	20	(910)	—	—	56	68	—	(766)	63	433	—	—	(2)	(69)	—	425
Asset management fees, commissions and other income	1,284	257	454	—	229	84	(38)	2,270	1,262	(336)	(403)	—	21	1	(26)	519

Total revenues	13,648	(735)	454	—	1,374	388	(38)	15,091	12,875	16	(403)	—	1,163	132	(26)	13,757

Benefits and Expenses:
Insurance and annuity benefits	7,520	53	—	—	1,262	180	—	9,015	6,853	(62)	—	—	1,035	177	—	8,003
Interest credited to policyholders’ account balances	948	(43)	—	403	32	5	—	1,345	911	25	—	(418)	33	(1)	—	550
Interest expense	386	—	—	—	1	1	—	388	340	—	—	—	—	1	—	341
Deferral of acquisition costs	(759)	—	—	—	—	(2)	—	(761)	(718)	—	—	—	—	(1)	—	(719)
Amortization of acquisition costs	540	(116)	—	—	9	2	—	435	530	47	—	—	10	1	—	588
General and administrative expenses	3,408	9	—	—	89	28	(5)	3,529	3,238	(58)	—	—	94	27	—	3,301

Total benefits and expenses	12,043	(97)	—	403	1,393	214	(5)	13,951	11,154	(48)	—	(418)	1,172	204	—	12,064

(1)	See page 40 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

COMBINED STATEMENTS OF OPERATIONS - AOI TO U.S. GAAP RECONCILIATION OF REVENUES AND BENEFITS AND EXPENSES

(in millions)

	Three Months Ended June 30, 2018								Three Months Ended September 30, 2018
		Reconciling Items								Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience-rated contractholder liabilities, net	Change in experience-rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run-off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience- rated contractholder liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run- off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:

Premiums	6,710	—	—	—	600	128	—	7,438	8,143	—	—	—	529	138	—	8,810
Policy charges and fee income	1,570	(92)	—	—	—	2	—	1,480	1,557	(60)	—	—	—	1	—	1,498
Net investment income	3,404	(10)	—	—	591	111	—	4,096	3,367	(10)	—	—	560	129	—	4,046
Realized investment gains (losses), net	151	434	—	—	110	(10)	—	685	63	120	—	—	(4)	(28)	—	151
Asset management fees, commissions and other income	1,208	(31)	(193)	—	87	(88)	(27)	956	1,302	161	10	—	164	36	(30)	1,643

Total revenues	13,043	301	(193)	—	1,388	143	(27)	14,655	14,432	211	10	—	1,249	276	(30)	16,148

Benefits and Expenses:

Insurance and annuity benefits	7,160	(24)	—	—	1,288	1,628	—	10,052	8,464	(31)	—	—	1,099	225	—	9,757

Interest credited to policyholders’ account balances	932	9	—	(85)	33	5	—	894	940	31	—	21	33	5	—	1,030
Interest expense	347	—	—	—	—	1	—	348	355	—	—	—	1	1	—	357
Deferral of acquisition costs	(684)	—	—	—	—	(2)	—	(686)	(708)	—	—	—	—	(2)	—	(710)
Amortization of acquisition costs	555	48	—	—	8	2	—	613	496	57	—	—	8	2	—	563
General and administrative expenses	3,072	(9)	—	—	90	35	(4)	3,184	3,217	(23)	—	—	90	33	(4)	3,313

Total benefits and expenses	11,382	24	—	(85)	1,419	1,669	(4)	14,405	12,764	34	—	21	1,231	264	(4)	14,310

	Three Months Ended December 31, 2018
		Reconciling Items
	Adjusted Operating Income basis (1)	Total realized investment gains (losses), net, and related charges and adjustments	Investment gains (losses) on assets supporting experience- rated contractholder liabilities, net	Change in experience- rated contractholder liabilities due to asset value changes	Closed Block Division	Other Divested and Run- off Businesses	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	U.S. GAAP (2)

Revenues:

Premiums	11,487	—	—	—	621	112	—	12,220
Policy charges and fee income	1,570	(51)	—	—	—	1	—	1,520
Net investment income	3,382	(11)	—	—	544	121	—	4,036
Realized investment gains (losses), net	249	379	—	—	26	62	—	716
Asset management fees, commissions and other income	1,092	(500)	(277)	—	(313)	(42)	(20)	(60)

Total revenues	17,780	(183)	(277)	—	878	254	(20)	18,432

Benefits and Expenses:
Insurance and annuity benefits	11,934	42	—	—	786	166	—	12,928
Interest credited to policyholders’ account balances	937	(25)	—	(228)	33	5	—	722
Interest expense	372	—	—	—	1	1	—	374
Deferral of acquisition costs	(754)	—	—	—	—	(2)	—	(756)
Amortization of acquisition costs	533	(34)	—	—	9	1	—	509
General and administrative expenses	3,440	49	—	—	89	32	(8)	3,602

Total benefits and expenses	16,462	32	—	(228)	918	203	(8)	17,379

(1)	See page 40 for a definition of AOI.
(2)	U.S. generally accepted accounting principles

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income generally excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of an asset-liability management program related to the risk of those products. However, the effectiveness of our hedging program will ultimately be reflected in adjusted operating income over time. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income also excludes investment gains and losses on assets supporting experience-rated contractholder liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. In addition, adjusted operating income excludes the results of Divested and Run-off Businesses, which are not relevant to our ongoing operations. Earnings attributable to noncontrolling interests is presented as a separate component of net income under GAAP and excluded from adjusted operating income.

Adjusted operating income does not equate to “Net income” as determined in accordance with U.S. GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with U.S. GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of the items described above.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes. The tax effect associated with pre-tax adjusted operating income is based on applicable IRS and foreign tax regulations inclusive of pertinent adjustments.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Prudential Financial, Inc. Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. divided by the number of Common shares outstanding at end of period, on a diluted basis. Book value per share excluding Accumulated Other Comprehensive Income (Loss) (“AOCI”) and adjusted to remove amount included for remeasurement of foreign currency exchange rate is a non-GAAP measure. These items are excluded in order to highlight the book value attributable to our core business operations. This non-GAAP measure augments the understanding of our financial position by providing a measure of net worth that is primarily attributable to our business operations separate from the portion that is affected by capital and currency market conditions and by isolating the accounting impact associated with insurance liabilities that are generally not marked to market and the supporting investments that are marked to market through AOCI under GAAP. However, book value per share excluding both AOCI and adjusted to remove amount included for foreign currency exchange rate remeasurement is not a substitute for book value per share including AOCI determined in accordance with GAAP, and the adjustments made to derive the measure are important to an understanding of our overall financial position.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

KEY DEFINITIONS AND FORMULAS

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the investment management business.

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Divested and Run-off Businesses:

Businesses that have been or will be sold or exited, including businesses that have been placed in wind down status that do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

17. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

18. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

19. Group Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

20. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

21. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

KEY DEFINITIONS AND FORMULAS

22. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

23. International Life Planners:

Captive insurance Advisors in our Life Planner Operations.

24. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

25. Other Related Revenues:

Other related revenues include incentive fees, transaction fees, strategic investing results, and commercial mortgage revenues.

26. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

27. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

28. Prudential Advisors:

Captive financial professionals and field managers in our insurance operations in the United States.

29. Prudential Advisor productivity:

Commissions on new sales of all products by Prudential Advisors under contract for the entire period, divided by the number of those Prudential Advisors. Excludes commissions on new sales by Prudential Advisors hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

30. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

31. Variable Investment Income

Consists of income from equity and alternative investments along with prepayment fee income.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement First Quarter 2019

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of May 1, 2019

	A.M. Best*	Standard & Poor’s	Moody’s*	Fitch Ratings*
The Prudential Insurance Company of America	A+	AA-	A1	AA-
PRUCO Life Insurance Company	A+	AA-	A1	AA-
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR	AA-
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	AA-
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	AA-
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	A+	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	A+	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	A+	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc. (1)	NR	twAAA	NR	NR

CREDIT RATINGS:
as of May 1, 2019

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F1
Long-Term Senior Debt	a-	A	Baa1	A-
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	A3	A

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1+
Long-Term Senior Debt	a+	AA-	A2	A+

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	AA-

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, an S&P Global Company.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.